Consolidated Statements of Operations - Blockchain Training Alliance, Inc. [Member] - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Revenue:
Sales net of discounts	$ 570,070	$ 1,005,293
COGS	101,092	331,293
Gross profit	468,978	674,000
Operating Expenses:
Administrative expenses	174,190	305,036
Payroll expenses	194,885	372,500
Related party compensation expense	117,700	87,057
Legal and professional expenses		6,384
Total operating expenses	486,775	770,977
(Loss) from operations
Other expense
Other (expense) net	8,000
Income (loss) before provision for income taxes	(9,797)	(96,977)
Provision for income taxes
Net (Loss)	$ (9,797)	$ (96,977)
Basic and diluted earnings(loss) per common share	$ (0.00)	$ (0.02)
Weighted average number of shares outstanding	6,000,000	6,000,000